                                                                  EXHIBIT 10.10

                BAY NETWORKS USA, INC. EQUIPMENT LEASE AGREEMENT
---------------------------------------- ------------------------------ ---------------------------------------------------------
Lessor Name   BAY NETWORKS USA, INC.     Contact Name                   Address 1100 Technology
                                                                              Park Drive - BL1106
---------------------------------------- ------------------------------ -------------------------- ------------- ----------------
City  BILLERICA                          County MIDDLESEX               State  MA                  Zip 01821     Phone
                                                                                                                    508-916-7887
---------------------------------------- ------------------------------ -------------------------- ------------- ----------------
Lessee Name  YOU TOOLS CORPORATION       Contact Name Dave Van Allen    Address  3864 Courtney
                                                                              Street, Two
                                                                              Courtney Place
---------------------------------------- ------------------------------ -------------------------- ------------- ----------------
City  Bethlehem                          County  Berks                  State  PA                  Zip 18017     Phone

---------------------------------------- ------------------------------ -------------------------- ------------- ----------------
Supplier Name Corporate Networking, Inc.                                Street 2206 Allenbach Lane
---------------------------------------- ------------------------------ -------------------------- ------------- ----------------
City   Lansdale                          County                         State  PA                  Zip 19446     Phone
                                                                                                                    610-584-0196
---------------------------------------------------------------------------------------------------------------------------------

1. EQUIPMENT LEASE AGREEMENT. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the equipment ("Equipment") listed below. LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT INCLUDING THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL LESSOR BE LIABLE FOR SPECIAL OR CONSEQUENTIAL DAMAGES. Title to each item of Equipment leased hereunder shall remain with the Lessor at all times and the Lessee shall have no right, title, or interest in Lessor's title to the Equipment. Lessee agrees to continue to make payments under this Lease regardless of any claims it may have against the supplier or manufacturer. Lessee promises to pay Lessor the lease payments shown below according to the payment schedule shown below.

------------------------------------------------------------------------------------------------------------------------------------
Quantity                                     Description of Equipment/Services Leased    Make & Type   Model Number   Cost

-------------------------------------------- ------------------------------------------- ------------- -------------- --------------
                                             SEE ATTACHED SCHEDULE `A'                                                $78,374.00

-------------------------------------------- ------------------------------------------- ------------- -------------- --------------

-------------------------------------------- ------------------------------------------- ------------- -------------- --------------

------------------------------------------------------------------------------------------------------------------------------------
Equipment to be new unless otherwise noted as:  [  ] used   [  ] reconditioned

------------------------------------------------------------------------------------------------------------------------------------
Equipment location, if other than Lessee's address above:

---------------------- -------------------------------------- ------------- ------------------ -------------------------------------
Address                City                                   County        State              Zip
------------------------------------------------------------------------------------------------------------------------------------
2.       TERM AND PAYMENT SCHEDULE:
A. Reference Purchase Order Number: _______________________  B. Reference Bay Networks Invoice Number:______________________

--------------------- ------------------------------------------------------------- ------------------------------------------------
Number of Months:     Amount of payments:
                                                                                    Payments are due monthly in advance, beginning
                                                                                    thirty (30) days following delivery of
36                                                                                  Equipment, and continuing on the same day of
                      Monthly Lease Payment:  $2,453.10                             each following month until fully paid.  Unless
                                                                                    otherwise indicated in writing by Lessee to
                           Maintenance/Other:     $      N/A                        Lessor within five (5) days from delivery of
End of Lease                                                                        equipment ("notification period"), then Lessee
                                                  Tax:       $   147.19             is deemed to have accepted the Equipment and
Purchase Option:      *The payment amounts defined herein are valid for execution   acknowledged the commencement of lease
                      within thirty (30) days from date of Lessee's signature       payments.  Lessor, at Lessor's option, may
Fair Market Value     below. Lessee is responsible for associated taxes which       require Lessee to execute an acknowledgment of
                      require Lessee to execute an acknowledgment of will be        the same after such notification period.
                      calculated based upon applicable state laws.* the same        Payments will be applied first to past due
                      after such notification period.                               balances, taxes, and late charges, then to the
                                                                                    current amount due. All payments are to be made
                                                                                    by check or wire transfer payable to BAY
                                                                                    NETWORKS USA, INC. and to be sent to such
                                                                                    destination as may be specified by BAY NETWORKS
                                                                                    USA, INC.
--------------------------------------------------------------------------------

     Lessee agrees to all the terms and conditions shown above and on the reverse side of or page attached to this Lease, that those terms and conditions are a complete and exclusive statement of the agreement between Lessor and Lessee and that they may be modified only by written agreement and not by course of performance. Lessee agrees that this Lease cannot be terminated except as provided for in this Lease. Lessee agrees that its obligations under this Lease are absolute and shall continue in full force and effect regardless of any inability of Lessee to use Equipment for any reason whatsoever.

This Lease is not binding on Lessor until Lessor accepts it by signing below. Lessee authorizes Lessor to record a UCC-1 financing statement or similar instrument in order to show Lessor's interest in the Equipment. Lessee agrees to execute such UCC-1 financial statement and in addition appoints Lessor with full authority and power as its attorney-in-fact to execute and deliver such UCC-1 financial statement or other similar instrument and ratifies each and every act that Lessor may lawfully perform in exercising those powers. This Lease may not be terminated early.

--------------------------------------------------------------------------------
Dated         5-29             , 1997      Dated                        , 19
        -----------------------  ----            -----------------------  ----

LESSEE:  YOU TOOLS CORPORATION             LESSOR:  BAY NETWORKS USA, INC.

Signature: /s/ David Van Allen             Signature:
          ------------------------------             ---------------------------

Name/Title:    David V.an Allen            Name/Title:
           -----------------------------              --------------------------
---------------------------------------- ---------------------------------------

3. LATE PAYMENT: In the event that Lessee fails to make any payment as and when due under Section 2, then at the option of Lessor, effective 15 days following written notice to Lessee:

         (a) The entire payment amount shall be immediately due and payable; and/or

         (b) Lessor shall have the right to terminate this Lease and immediately recover all Equipment from Lessee's premises; and/or

         (c) Lessee shall pay a late fee equal to the lower of 1.5% or the highest rate allowed by applicable law per month times the amount of the payment which is late, calculated from the payment due date.

Each of the foregoing rights and remedies of Lessor are cumulative, and in addition to, all other rights of Lessor under this Lease and under applicable law.

4. USE OF EQUIPMENT: Lessee may possess and use the Equipment in accordance with this Lease, provided that any such use is in conformity with the operation instructions, all applicable laws and any insurance policies with respect to the Equipment. Lessor shall have the right to inspect the Equipment. Lessee shall promptly notify Lessor of any change in Lessee's name, place of business, or any accident allegedly resulting from the use or operation of the Equipment. Lessee shall keep and use the Equipment only at the address of Lessee indicated on this Lease. Lessee agrees that the Equipment will not be removed from that address unless it gets written permission in advance from Lessor.

4a. USE OF SOFTWARE: Licensee's right to use software, its revisions and updates for the operation of the Equipment is governed by the "shrink-wrap" license agreement which accompanies the software media (and reproduced in the accompanying user's manual.)

5. INSTALLATION, REPAIRS AND MAINTENANCE: Lessee is responsible for installing and keeping the Equipment in good mechanical condition and working order, ordinary wear and tear excepted. Lessee is responsible for protecting the Equipment from damage and from any other kind of loss while it has the Equipment. If the Equipment is damaged or lost, Lessee agrees to continue to make payments under this Lease.

6. RISK OF LOSS: All risk of loss, damage, theft, or destruction of the Equipment shall be borne by the Lessee. Any such loss will not impair the obligations of Lessee under this Lease, all of which shall continue in full force and effect, and Lessee shall either place the affected Equipment in working order or pay the Lessor an amount equal to all unpaid lease payments due and to become due under this Lease with respect to the affected Equipment plus the replacement value of the affected Equipment.

7. INSURANCE: Lessee shall, at its expense, and for the entire term of this Lease, maintain in full force damage or loss insurance in an amount equal to or greater than the replacement value of the Equipment and comprehensive general liability insurance in a minimum amount of

$1,000,000 for each occurrence. Lessor shall be named as an additional insured on all such policies and shall be notified of the cancellation or modification of any policy. Certificates of insurance evidencing the coverages listed above are to be issued to Lessor prior to the commencement of this Lease.

8. END OF LEASE OPTIONS: Upon the expiration or earlier termination of this Lease by passage of time or otherwise, the Lessee will have the following options:

         (a) PURCHASE OPTION: Unless agreed to in writing otherwise, Lessee may purchase all, but not less than all, of the Equipment covered under this Lease Agreement and any supplemental schedules at the then Fair Market Value as determined by Lessor.

         (b) RENEWAL OPTION: Lessee may continue to lease the Equipment for successive one month terms. This Lease will automatically renew for successive one month terms unless Lessee sends Lessor written notice that Lessee does not want it to renew at least thirty (30) days before the end of any term.

         (c) RETURN OPTION: Lessee may surrender and return all leased Equipment. At the end of the term of this Lease, Lessee will immediately return the Equipment to Lessor in a condition as good as received less normal wear and tear to any place in the United States Lessor designates. Lessee will prepay expenses of recovery, crating, insuring against loss, and shipping by means Lessor designates. Lessee also agrees to pay Lessor an administration fee for processing the return of the Equipment equal to one percent (1%) of the original Equipment cost reflected in Part 2 of this Agreement. If Lessee fails to promptly return Equipment, Lessee shall be obligated to extend the Lease for successive thirty (30) day terms until all Equipment has been returned to, inspected by, and accepted by Lessor.


9. DEFAULT; REMEDIES: In the event Lessee defaults under any of its obligations to Lessor under this Lease, Lessor may without prejudice and in addition to any other rights or remedies available to Lessor under applicable law, terminate this Lease, repossess the Equipment, and recover from Lessee as liquidated damages all amounts then due and to become due under this Lease, plus all costs of termination, collection and repossession.

10. REPRESENTATIONS, WARRANTIES, AND COVENANTS: Lessee represents, warrants and covenants that, as of the date hereof and until all amounts owed hereunder have been paid in full under this Lease:

         (a) Lessee hereby waives all defenses, setoffs and counterclaims to the payment obligations under Section 2 which may be asserted against Lessor;

         (b) Lessee has all the legal capacity, power and right required for it to enter into this Lease and has the rights to perform its obligations thereunder, all such actions have received all corporate or governmental authorization required by any applicable charter, by-lay, constitution, law, rule or regulation, and this Lease is genuine, valid and enforceable against Lessee in accordance with its terms; and

         (c) There does not exist and will be no setoffs, counterclaims or defenses on the part of Lessee to any claims against or obligations of Lessee under this Lease; and Lessee hereby waives all such future setoffs, counterclaims and defenses; and Lessee has not done anything that might impair the value of this Lease or of the rights of Lessor or Lessor's assignee under this Lease or with respect to any payment due hereunder.

11. INDEMNIFICATION: Lessee shall defend, indemnify and hold Lessor harmless from and against any and all claims, damages, costs, expenses (including attorney's fees), losses and liabilities of every kind and nature in any way arising out of or in connection with (I) the failure of any of Lessee's representatives or warranties contained herein to be true, complete and correct as of the date hereof and at all times during the Lease, or (II) the breach by Lessee of any provision of this Lease, or (III) the failure of Lessee to make any payment owed under this Lease as and when required hereunder, or (IV) any loss, liability or damage arising from Lessee's use, misuse, operation or possession of the Equipment.

The provisions of this section with regard to matters arising during this Lease shall survive the termination of the Lease.

12. ASSIGNMENT BY LESSOR:

         (a) Lessor shall have the right immediately and at any time to assign this Lease and/or Lessor's rights hereunder to any subsidiary, affiliate, or third party. Lessee hereby consents to such assignment and agrees that Lessor's assignee shall have the full right and power, on Lessor's behalf and/or in its own name, to enforce this Lease directly against Lessee.

         (b) Lessee shall not assign, sublet, pledge or encumber this Lease or the Equipment without Lessor's prior written consent.

         (c) Lessee will take all reasonable steps from time to time requested by Lessor or by Lessor's assignee to perfect the interest of Lessor and/or its assignee in this Lease and the payments required herein.

         (d) Lessee hereby waives all defenses, setoffs and counterclaims to the payment obligations under Section 1 which may be asserted against Lessor's assignee.

13. Miscellaneous: The Lease supersedes any previous written or oral agreements. This Lease shall be binding upon and inure to the benefit of both parties, their permitted successors and assignees. This Lease shall be governed by, and construed in accordance with the laws of the Commonwealth of Massachusetts.

                             BAY NETWORKS USA, INC.

                       DELIVERY AND INSPECTION CERTIFICATE

Pursuant to the Equipment Lease Agreement dated as of 5/29/97 (the "Agreement") by and between Bay Networks USA, Inc. ("Lessor") and YOU TOOLS CORPORATION ("Lessee").

     The undersigned being duly authorized, certifies that of the equipment described in the Agreement, including the BCN, BLN, HSSI card, Software, Octal Port Sync Module, and associated equipment, between the Lessor and Lessee, are in accordance with the terms of the Agreement, have been delivered, inspected, and accepted by the undersigned as satisfactory, and conforming in all respects with the requirement and provisions of the Agreement.

IN WITNESS WHEREOF, the Lessee hereto have executed this Delivery and Inspection Certificate as of 5/29/97 (date).

                     Lessee:       You Tools Corporation
                            -------------------------------
                         By:        /s/ Stanley F. Bielicki
                            -------------------------------
                                                for DVA

                      Title:         CFO
                            -------------------------------

                                  SCHEDULE `A'

               The following 2 pages(s) comprise this Schedule `A'

Equipment schedule for the certain Lease Agreement dated ____________ between Bay Networks USA, Inc. ("Lessor") and YOU TOOLS CORPORATION ("Lessee").

Corporate Networking, Inc.
         2206 Allebach Lane
         Lansdale, PA  19446
         610-584-0196/610-584-6195(fax)

                                                                      INVOICE

                                            -------------- ------------------
                                            DATE           INVOICE NO.

                                            -------------- ------------------
                                            2/12/97        12191773

                                            -------------- ------------------


BILL TO                                SHIP TO

Bay Networks                           You Tools Corporation
1100 Technology Park Drive             3864 Courtney Street
BL11-06                                Two Courtney Place
Billerica, MA  01821                   Bethlehem, PA  18017
Attn:  Mr. Sam Pietropaolo             Attn:  Mr. Dave Van Allen

---------------- ----------- ---------------- -------- --------------- -------------- ------------------- -----------------
P.O. NO.         TERMS       DUE DATE         REP      SHIP DA...      SHIP VIA       FOB                 S.O. #
---------------- ----------- ---------------- -------- --------------- -------------- ------------------- -----------------
Verbal           Net 30      3/14/97          TRK      2/12/97         UPS            ship point          10410
---------------------------------------------------------------------- -------------- ------------------- -----------------
ITEM                 DESCRIPTION                                            QTY           PRICE EACH           AMOUNT
-------------------- ------------------------------------------------- -------------- ------------------- -----------------
73001RF              Bay Networks BCN DC Base Unit, Remanufactured           1                    *                 *
-------------------- ------------------------------------------------- -------------- ------------------- -----------------
75021RF              Bay Networks BCN DC Additional Power Supply,            1                    *                 *
                     Remanufactured
-------------------- ------------------------------------------------- -------------- ------------------- -----------------
75010RF              Bay Networks System Resource Module,                    1                    *                 *
                     Remanufactured
-------------------- ------------------------------------------------- -------------- ------------------- -----------------
AG0008017            Bay Networks System Software, Version 11.0              1                    *                 *
-------------------- ------------------------------------------------- -------------- ------------------- -----------------
AG2104039            Bay Networks Single Port HSSI card, 64Mb                1                    *                 *
-------------------- ------------------------------------------------- -------------- ------------------- -----------------
AG1004005            Bay Networks Dual 100 BASE-T card, 64Mb                 1                    *                 *
-------------------- ------------------------------------------------- -------------- ------------------- -----------------
AG2104010            Bay Networks Octal Port Synchronous Module for          1                    *                 *
                     BCN

-------------------- ------------------------------------------------- -------------- ------------------- -----------------
74035-16             Bay Networks Single Port HSSI, 16Mb                     1                    *                 *
-------------------- ------------------------------------------------- -------------- ------------------- -----------------
AA0011002            8M Flash Card - Formatted                               1                    *                 *
-------------------- ------------------------------------------------- -------------- ------------------- -----------------
AF0011005            Bay Networks 32MB DRAM Kit                              2                    *                 *
-------------------- ------------------------------------------------- -------------- ------------------- -----------------
Shipping             Shipping and Handling                                   1                    *                 *
-------------------- ------------------------------------------------- -------------- ------------------- -----------------
        Please remit to above address. Thank you for your business.                   TOTAL       *                 *
------------------------------------------------------------------------------------- ------------------- -----------------





[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

Corporate Networking, Inc.
2206 Allebach Lane
Lansdale, PA  19446
610-584-0196/610-584-6195(fax)

                                                                     INVOICE

                                        --------------- ---------------------
                                        DATE            INVOICE NO.

                                        --------------- ---------------------
                                        4/2/97          12191944

                                        --------------- ---------------------


BILL TO                            SHIP TO

Bay Networks                       You Tools Corporation
1100 Technology Park Drive         3864 Courtney Street
Billerica, MA  01821               Suite 130
BL11-06                            Bethlehem, PA  18017
Attn:  Mr. Sam Pietropaolo         Attn:  Mr. Dave Van Allen

--------------- ------------- -------------- --------- --------------- -------------- ---------------- ---------------------
P.O. NO.        TERMS         DUE DATE       REP       SHIP DA...      SHIP VIA       FOB              S.O. #
--------------- ------------- -------------- --------- --------------- -------------- ---------------- ---------------------
Verbal          Net 30        5/2/97         TRK       3/5/97          UPS            ship point       10410
--------------------------- ------------------------------------------ -------------- ---------------- ---------------------
ITEM                        DESCRIPTION                                     QTY         PRICE EACH            AMOUNT
--------------------------- ------------------------------------------ -------------- ---------------- ---------------------
77010                       Bay Networks BLN 2 Base Unit with Dual           1                 *                    *
                            Power Supplies
--------------------------- ------------------------------------------ -------------- ---------------- ---------------------
75010                       Bay Networks BCN System Resource Module          1                 *                    *
                            (SRM-F)
--------------------------- ------------------------------------------ -------------- ---------------- ---------------------
      Please remit to above address. Thank you for your business.                     TOTAL                         *
------------------------------------------------------------------------------------- ---------------- ---------------------





















[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.